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                                  EXHIBIT 32.2

                           SECTION 1350 CERTIFICATION

     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Conolog Corporation (the "Company") certifies to his knowledge that:

     (1) The Annual Report on Form 10-KSB of the Company for the year ended July 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in that Form 10-KSB fairly presents, in all material respects, the financial conditions and results of operations of the Company.

Date: October 28, 2004


                                           /s/ MARC BENOU
                                           -------------------------------------
                                           (Marc Benou)
                                           President, Chief Operating Officer,
                                           Secretary and Director

     A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.